DOBSON COVERED CALL FUND

                                   PROSPECTUS

                                DECEMBER 10, 1999

INVESTMENT OBJECTIVE:
Total return over the long term.

1422 S. Van Ness Street
Santa Ana, California  92707
877-2-DOBSON (877-236-2766)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                            PAGE

ABOUT THE FUND.................................................................3

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................5

HOW TO BUY SHARES..............................................................6

HOW TO REDEEM SHARES...........................................................8

THE PRICE OF SHARES............................................................9

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................9

MANAGEMENT OF THE FUND........................................................10

YEAR 2000 ISSUE...............................................................10

FINANCIAL HIGHLIGHTS..........................................................11

FOR MORE INFORMATION..................................................BACK COVER

ABOUT THE FUND

INVESTMENT OBJECTIVE

      The investment objective of the Dobson Covered Call Fund is total return over the long term.

PRINCIPAL STRATEGIES

         The Fund invests primarily in dividend paying common stocks of U.S. issuers represented in the S&P 500 Index, maintaining industry weightings similar to those of the Index. The principal strategy of the Fund's adviser is to create a broadly diversified portfolio of common stock, and to reduce the volatility of the Fund's portfolio by selling covered call options. In seeking to achieve total return, the adviser anticipates that income will be derived from dividends on the common stock in the Fund's portfolio and premiums from selling covered call options, and that capital appreciation will be derived from appreciation of the Fund's common stock portfolio, if any.

         The Fund's option strategy is commonly referred to as "hedging." The Fund has no maximum or minimum level that will be hedged, but anticipates being fully hedged with the exception of the utility industry, for which option premiums have historically been low. Under normal circumstances, at least 65% of the Fund's portfolio will be hedged using covered call options. When selecting the appropriate option for a stock in the portfolio, the adviser bases its decision on the current dividend for the stock, the historical volatility of the stock, and the current option premium. The adviser will engage in active trading of the Fund's portfolio securities as a result of its option strategy.

         When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (exercise price) during the life of the option. If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price. The option is "covered" because the Fund owns the stock at the time it sells the option. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund. The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options will also limit the Fund's gain, if any, on the underlying securities.

         The adviser believes that in a flat or falling market, a covered call strategy on a broadly diversified portfolio will generally outperform the same portfolio without the options because of the premiums received from writing call options. The adviser believes that in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying securities over their exercise prices) such a portfolio will also generally outperform the same portfolio without the options. In a rapidly rising market (where the aggregate appreciation of the underlying securities over their exercise prices exceeds the income from premiums), a covered call strategy on a broadly diversified portfolio will underperform the same portfolio without the options. To the extent the Fund receives premiums from expired options and profits from closing purchase transactions, any return from dividends and appreciation will be enhanced.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o OPTION WRITING RISK. When the Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the stock beyond the exercise price (plus the premium received). In a rapidly rising market, the Fund could significantly underperform the market. The gain on the underlying stock will be equal to the difference between the exercise price and the original purchase price of the underlying security, plus the premium received. The gain may be less than if the Fund had not sold an option on the underlying security. If a call expires unexercised, the Fund realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying securities during the option period which may exceed such gain. If the underlying securities should decline by more than the option premium the Fund received, there will be a loss on the overall position.

o MANAGEMENT RISK. The adviser's strategy may fail to produce the intended results.

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

o VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices and the Fund's hedging strategy can not eliminate stock volatility. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares. The Fund's option strategy cannot prevent losses on the stocks in the portfolio.

o PORTFOLIO TURNOVER RISK. The Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to higher current realization of capital gains and a potentially larger current tax liability. These factors negatively affect performance.

o The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ADDITIONAL INFORMATION ABOUT THE FUND

o The investment objective of the Fund may be changed without shareholder approval.

o The premium the Fund receives for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. Options written by the Fund will normally have expiration dates between one and nine months from the date written. From time to time, for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

o From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund will indirectly pay additional management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW THE FUND HAS PERFORMED

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The Bar Chart and Performance Table that would otherwise appear in this prospectus have been omitted because the Fund is recently organized and has a limited performance history.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)                 NONE

ANNUAL FUND OPERATING EXPENSES
    (expenses that are deducted from Fund assets)

Management Fees1...........................................................0.00%
Distribution (12b-1) Fees..................................................0.00%
Other Expenses2............................................................9.77%
Total Annual Fund Operating Expenses.......................................9.77%
Expense Reimbursement2.....................................................8.27%
Net Expenses3..............................................................1.50%

1 As compensation for its management services, the Fund is obligated to pay the advisor a fee an annual rate of 0.80% of the average daily net assets of the Fund, less the amount total operating expenses, including the management fee, exceed 1.50%. Because the Fund's expenses for the current fiscal year are estimated to exceed 0.80 % of net assets, the Fund estimates that the adviser will not receive a fee during the current fiscal year. 2 Based on estimated amounts for the current fiscal year 3 The adviser is contractually required to maintain total operating expenses at 1.50% for the duration of the management agreement. The initial term of the management agreement expires on March 15, 2001, and can be renewed annually thereafter.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 YEAR            3 YEARS
                                            $154              $477

                                HOW TO BUY SHARES

         The minimum initial investment in the Fund is $2,500 and there is no minimum on subsequent investments. There is no minimum on initial or subsequent investments by tax deferred retirement plans (including IRA, SEP-IRA, Profit Sharing, and Money Purchase Plans) or uniform gifts to minor accounts. These minimums may be waived by the advisor for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker/dealer or another intermediary, you may be charged a fee by that intermediary.

INITIAL PURCHASE

         BY MAIL- To be in proper form, your initial purchase request must include: o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

          U.S. Mail:                          Overnight:
          Dobson Covered Call Fund            Dobson Covered Call Fund
          c/o Unified Fund Services, Inc.     c/o Unified Fund Services, Inc.
          P.O. Box 6110                       431 North Pennsylvania Street
          Indianapolis, Indiana  46206-6110   Indianapolis, Indiana  46204

         BY WIRE- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at 877-2-DOBSON to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

         UMB Bank, N.A.
         ABA #101000695
         Attn: Dobson Covered Call Fund
         D.D.A.# 9870983672
         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number)

         You must mail a signed application to UMB Bank, N.A, the Fund's custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

         You may purchase additional shares of the Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

  -your name                         -the name of your account(s)

  -your account number(s)            -a check made payable to Dobson Covered
                                      Call Fund

Checks should be sent to the Dobson Covered Call Fund at the address listed above. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT PLAN

         You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

TAX SHELTERED RETIREMENT PLANS

         Since the Fund is oriented to longer-term investors, the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE Plans; 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

         You may exchange securities that you own for shares of the Fund, provided the securities meet the Fund's investment criteria and the Fund's advisor deems them to be a desirable investment for the Fund. Any exchange will be a taxable event and you may incur certain transaction costs relating to the exchange. You may contact the Fund's transfer agent at 877-2-DOBSON for more information.

Please consult your tax advisor for information about the tax effects of such an exchange.

         The Fund may limit the amount of purchases and to refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

DISTRIBUTION PLAN

      The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Advisor and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

         BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                            Dobson Covered Call Fund
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                             Indianapolis, IN 46204

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at 877-2-DOBSON. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 877-2-DOBSON. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                               THE PRICE OF SHARES

         The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of trustees.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         DIVIDENDS AND DISTRIBUTIONS. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders on an annual basis. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of short term capital gains from the sale of options.

         TAXES. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares. You may want to avoid making a substantial investment when a Fund is about to make a long term capital gains distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

         If the Fund has to sell a security because of the exercise of a call option, the Fund will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the option premium received.

         By permitting its underlying securities to be called away or exercised, higher portfolio turnover (and increased transaction costs) will result. Portfolio turnover also results in capital gains for income tax purposes. The Fund will attempt to minimize portfolio turnover by entering into closing purchase transactions that it deems appropriate to achieve the Fund's objectives. A high portfolio turnover rate can result in higher current realization of capital gains and a potentially larger current tax liability.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

         Dobson Capital Management, Inc., 1422 S. Van Ness Street, Santa Ana, California serves as investment advisor to the Fund. The advisor determines the securities to be held or sold by the Fund, and the portion of the Fund's assets to be held uninvested.

Dobson Capital Management, Inc., is a California corporation established in 1998.

         Charles L. Dobson is the President, Director and sole shareholder of the advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dobson was associated with Analytic/TSA Global Asset Management for nearly twenty years, acting as Executive Vice President and Portfolio Manager of the Analytic Optioned Equity Fund from March 1992 until May 1998, and Executive Vice President and Secretary of the Analytic Series Fund from November 1992 until May 1998. Mr. Dobson graduated from the University of California at Irvine where he received a BA in Economics and an MS in Administration.

         During the fiscal period ended July 31, 1999, the advisor received no compensation from the Fund. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, less the amount total operating expenses, including the management fee, exceed 1.50%.

                                 YEAR 2000 ISSUE

         Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's advisor or the Fund's various service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

         The Fund's advisor has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Fund's administrator has obtained reasonable assurances from each of the Funds' major service providers that they have taken comparable steps with respect to the computer systems used to service the Fund. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Fund's advisor cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.

                              FINANCIAL HIGHLIGHTS

         The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FOR THE PERIOD MARCH 24, 1999 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1999

SELECTED PER SHARE DATA

Net asset value, beginning of period                   $      10.00
                                                     ------------------
Income from investment operations
         Net investment income                                00.01
         Net realized and unrealized gain                     00.77

Total from investment operations                              00.78

Net asset value, end of period                         $      10.78
                                                     ==================

TOTAL RETURN (b)                                                7.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000)                               $1,375
Ratio of expenses to average net assets                         1.50%  (a)

Ratio of expenses to average net assets

         before reimbursement                                   9.77%  (a)
Ratio of net investment income to

         average net assets                                     0.32%  (a)
Ratio of net investment income to

         average net assets before reimbursement              (7.95)%  (a)
Portfolio turnover rate                                        47.01%  (a)

(a)      Annualized.

(b) For periods of less than a full year, total returns are not annualized.

FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

          Call the Fund at 877-2-DOBSON (877-236-2766) to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act #811-9096